UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2014

MEDICINOVA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33185	33-0927979
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4275 Executive Square, Suite 650

La Jolla, CA 92037

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 373-1500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On March 10, 2014, MediciNova, Inc. announced that it entered into an agreement with Research Foundation for Mental Hygiene, Inc. to supply Ibudilast (MN-166) for their clinical study of Ibudilast in marijuana-dependent subjects. The study will be led by investigators from Columbia University.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDICINOVA, INC.

Dated: March 10, 2014

By: /s/ Yuichi Iwaki

        Yuichi Iwaki, M.D., Ph.D.

        President, Chief Executive Officer and

        Acting Chief Financial Officer

3